Derivative financial instruments	12 Months Ended
Dec. 31, 2025
Derivative financial instruments
Derivative financial instruments

14.Derivative financial instruments

	2025		2024
	Assets	Liabilities	Assets	Liabilities
	US$’000	US$’000	US$’000	US$’000
Interest rate swaps	3,055	(306)	7,469	(179)
Forward freight agreements and related bunker swaps	1,238	(1,496)	3,993	—
Commodity contracts and derivatives	24,696	(23,007)	70,565	(25,835)
Forward foreign exchange contracts and foreign exchange	22	—	13	(82)
	29,011	(24,809)	82,040	(26,096)
Non-current	3,055	(411)	7,469	(569)
Current	25,956	(24,398)	74,571	(25,527)
	29,011	(24,809)	82,040	(26,096)

As at 31 December 2025, the Group has interest rate swaps with total notional principal amounting to US$199.6 million (2024: US$179.1 million). The Group’s interest rate swaps mature between 2027 to 2029.

Interest rate swaps are transacted to hedge the interest rate risk on bank borrowings. After taking into account the effects of these contracts, for part of the bank borrowings, the Group would effectively pay fixed interest rates ranging from 2.0% per annum to 3.7% per annum and would receive a variable rate equal to US$ Secured Overnight Financing Rate (SOFR). Hedge accounting was adopted for these contracts.

Forward freight agreements and related bunker swaps are transacted to hedge freight rates and bunker price risks. Hedge accounting was adopted for these contracts.

Commodity contract derivatives comprise physical commodity contracts measured at fair value through profit or loss, and exchange-traded commodity futures. The Group did not adopt hedge accounting for these contracts.

Forward foreign exchange contracts and foreign exchange were transacted to hedge foreign exchange risks. The Group did not adopt hedge accounting for these contracts.